PAGE 1
                                                                EXHIBIT 10


                NAVISTAR INTERNATIONAL TRANSPORTATION CORP.
                             AND SUBSIDIARIES
                -------------------------------------------
                            MATERIAL CONTRACTS


    The following documents of Navistar International Transportation Corp. and its principal subsidiary Navistar Financial Corporation are incorporated herein by reference.

     10.1 Pooling and Servicing Agreement dated as of December 1, 1990, between Navistar Financial Corporation as Servicer, Navistar Financial Securities Corporation as Seller and Manufacturers Hanover Trust Company as Trustee. Filed on Registration
           No. 33-36767.

     10.2 Form of Executive Severance Agreement which is executed with all executive officers dated September 14, 1992. Commission File No. 1-5236.

     10.3 Amended and Restated Credit Agreement dated as of April 26, 1993, among Navistar Financial Corporation, certain banks, and Chemical Bank, Continental Bank N.A. and Morgan Guaranty Trust Company of New York, as Co-Agents. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.4 Security, Pledge and Trust Agreement between Navistar Financial Corporation and Bankers Trust Company, Trustee, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.5 Amended and Restated Purchase Agreement among Truck Retail Instalment Paper Corp., as Seller, Navistar Financial Corporation, certain purchasers, Chemical Bank and Continental Bank N.A. as Co-Agents, and J. P. Morgan Delaware as Administrative Agent, dated as of April 26, 1993. Filed on Form 8-K dated April 30, 1993. Commission File No. 1-4146-1.

     10.6 Administration Agreement dated as of November 10, 1993, between Navistar Financial Corporation, The Bank of New York, as Indenture Trustee, and Navistar Financial 1993-A Owner Trust. Filed on Registration No. 33-50291.












                                       E-3